EXHIBIT 99.2

Third Quarter 2026 Conference Call Presentation November 12, 2026

Safe harbor statement

This document contains "forward-looking statements"—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as "anticipate," "believe," "expect," "intend," "will," "should," "may," "plan" and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements include any statement that does not directly relate to a current or historical fact

Our forward-looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following: (i) the impact of our acquisition of MCM Acquisition Company, Inc., and our ability to integrate MCM's operations into our business efficiently, (ii) our expectations and beliefs with respect to our financial guidance as set forth in our press releases from time to time, (iii) the impact of global health concerns on the economies and financial markets and the demand for our products; (iv) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related phase out, extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits, and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States; (v) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units; (vi) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow; (vii) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary; (viii) our ability to continue to grow our business organically and through acquisitions; (ix) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows; (x) information technology failures, network disruptions, cybersecurity attacks or breaches in data security; (xi) the sufficiency of our liquidity and alternate sources of funding, if available to us; (xii) our ability to realize revenue from customer orders and backlog; (xiii) the economy and the potential impact it may have on our business, including our customers; (xiv) the state of the energy and industrial markets generally and the impact of competition and economic volatility in those markets; (xv) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities; (xvi) competition from new or existing industry participants; (xvii) the effects of the change of administrations in the U.S. federal government; (xviii) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions; (xix) the potential loss of tax benefits if we experience an "ownership change" under Section 382 of the Internal Revenue Code of 1986, as amended; (xx) the effects of proxy contests and actions of activist stockholders; (xxi) the limited trading market for our securities and the volatility of market price for our securities; (xxii) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future); and (xxiii) the impact of future sales of our common stock or securities convertible into our common stock on our stock price. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption "Risk Factors" in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025. We are under no duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

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Performance Summary

PERFORMANCE UPDATE

Third Quarter 2026

Advanced our strategic transformation toward power generation and critical infrastructure; Gearing and Industrial Solutions each drove organic revenue growth of more than 30% year-over-year in 3Q26; MCM acquisition, which closed in 4Q26, is expected to be immediately accretive, adds a higher-margin revenue stream and enhances quality of earnings

Capitalizing on accelerating power generation demand

+58%	Industrial Solutions backlog, y/y
+64%	Gearing backlog, y/y
1.5x	3Q26 Book-to-Bill

Our 100% domestic precision manufacturing footprint remains a competitive advantage in the current operating environment

Driving scale and profitability in core businesses

~13%	Industrial Solutions EBITDA margin
~8%	Gearing EBITDA margin

Reallocating production capacity toward stable, recurring revenue streams

Liquidity to fund disciplined, long-term growth

$30.9M	Cash and credit line availability
$5.9M	Total debt

Pro forma for the MCM acquisition and the related credit facility amendment, cash and availability was approximately $16.5 million and total debt was approximately $13 million

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CONSOLIDATED FINANCIAL PERFORMANCE Pure - play focus on power generation and critical infrastructure markets delivering profitable growth 5 Demand from power generation drove growth at scale across our core segments, sustaining positive Adjusted EBITDA (a) Reflects continuing operations only. Revenue grew 48% y/y to $22.3 million, with Industrial Solutions up 32% and Gearing up 36% Gross profit nearly tripled to $2.9 million as higher volumes improved profitability in both segments Adjusted EBITDA of $0.5 million (2.0% of revenue), up from ($1.2) million 15.0 22.3 3Q25 3Q26 ($MM) Total Revenue (a) 1.0 2.9 3Q25 3Q26 ($MM) Gross Profit (a) (1.2) 0.5 3Q25 3Q26 ($MM) Adjusted EBITDA (a)

THIRD QUARTER 2026 Gearing Segment 6 Broad - based demand returned Gearing to operating profit for the first time since 2Q24 Orders of $9.8 million versus an elevated $15.9 million in 3Q25 Backlog increased 64% y/y to $37.8 million as of September 30, 2026, providing revenue visibility Segment revenue increased 36% y/y to $9.6 million, led by power generation, industrial and oil & gas customers Segment EBITDA rose to $0.7 million from $0.1 million as the margin expanded more than 600 bps 7.1 9.6 3Q25 3Q26 ($MM) Segment Revenue ($MM) Segment EBITDA 15.9 9.8 3Q25 3Q26 ($MM) Segment Orders Segment Backlog at Quarter End ($MM) 0.1 0.7 3Q25 3Q26 23.1 37.8 3Q25 3Q26

THIRD QUARTER 2026 Industrial Solutions Segment 7 Natural gas turbine content continues to drive record orders and backlog Segment revenue increased 32% y/y to $10.4 million, driven primarily by strong natural gas turbine demand Segment orders increased 42% y/y to a record $19.6 million Backlog increased 58% y/y to $56.7 million as of September 30, 2026 Segment EBITDA rose to $1.4 million, or 13.1% of revenue, up more than 500 bps y/y 7.9 10.4 3Q25 3Q26 ($MM) Segment Revenue Segment Backlog at Quarter End ($MM) 35.9 56.7 3Q25 3Q26 0.6 1.4 3Q25 3Q26 ($MM) Segment EBITDA 13.8 19.6 3Q25 3Q26 ($MM) Segment Orders

THIRD QUARTER 2026 Balance Sheet Update 8 Strengthened financial position allowed for strategic investments, starting with MCM in 4Q26 Cash and availability under the credit facility was $39.7 million, or $30.9 million after adjusting for the minimum excess availability requirement Capital allocation priorities are focused on debt reduction; organic investments; complementary, accretive bolt - on acquisitions; and opportunistic share repurchases 26.8 30.9 3Q25 3Q26 Cash and LOC Availability at Quarter End ($MM) 27.1 29.3 3Q25 3Q26 Total Inventory (a) ($MM) 28.8 32.2 3Q25 3Q26 Total Net Operating Working Capital (a) ($MM) 13.0 5.9 3Q25 3Q26 Total Debt and Finance Leases Outstanding (a) ($MM) (a) Reflects continuing operations only.

Broadwind has acquired MCM, a leading domestic supplier of precision components for U.S. electric transmission and distribution ("T&D") 9 About MCM 100% domestic manufacturer Core offering: by a combination of domestic electric grid expansion, hardening, maintenance, and storm related response Transaction Terms October 30, 2026 $18 million in cash performance - based incentives Financial Overview revenue of $16.5 million Immediately accretive Integration & People Integration begins immediately Senior leadership remains retain all MCM employees MCM to continue as an independent commercial brand

TRANSACTION RATIONALE MCM provides Broadwind with targeted exposure to a generational investment cycle in U.S. power infrastructure 10 Provides strategic entry into a structural, multi - year T&D investment cycle Positions Broadwind in domestic grid modernization, expansion and hardening , driven by rising electricity demand — data centers among the primary drivers. Adds a higher - margin revenue stream in a priority vertical Four - year revenue CAGR of 25% through year - end 2025; MCM has historically delivered an Adjusted EBITDA margin above Broadwind’s average. With approximately 95% of revenue from domestic T&D, MCM accelerates our mix shift toward power and critical infrastructure. Expands our domestic manufacturing footprint and skilled workforce Adds approximately 50 skilled, non - union employees and ~37,000 SF design, engineering and manufacturing facility in Northport, Alabama — increasing Broadwind’s headcount by more than 20% (a) . Brings long - standing, sole - source and preferred - supplier customer relationships A fully complementary customer base with no overlap. Short lead times, daily delivery and utility - grade quality have earned sole - source or preferred status on key accounts; top - ten customer tenure averages 20+ years. Preserves balance - sheet discipline with a clear path to lower leverage Broadwind expects to bring net leverage below our long - term target of 2.0x through earnings growth and debt repayment. (a) Based on employees as of September 30, 2026.

Appendix

MCM OVERVIEW

MCM is a specialty manufacturer of precision-machined and fabricated metal components for the T&D industry

OVERVIEW

Headquarters
Northport, AL

30+ years
of precision manufacturing experience

~50 employees
non-union

Deep Product Base
600+ SKUs

~37,000 SF
owned facility with advanced CNC machining and fabrication capabilities

2023 expansion added 6,000 SF and significant fabrication capabilities

CNC LASER & PLASMA CUTTING



CNC MILLS & LATHES



WELDING EQUIPMENT



~95% of MCM's annual revenue is tied to the power generation, transmission and distribution sector[a]


Agriculture: 1.6%
Material Handling: 1.3%
Other: 1.1%
Electric Utility: 96.1%

[a] For the trailing twelve months ending August 31, 2025

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MCM CUSTOMERS AND SUPPLIERS MCM has long - term customer and supplier relationships that underpin a recurring, profitable revenue base 13 Why customers choose MCM — and stay with them A deep, reliable supplier base 30 - year track record under owner - operator leadership Utility - grade quality, stringent standards and technical manufacturing capability Sole - source or preferred supplier on multiple highly specified products Short lead times, just - in - time delivery and reliable on - time performance Customer - centric service: highly responsive and accessible 100% domestic manufacturing footprint with a proven, skilled workforce Diversified procurement base with no single - source dependency — continuity through changing market conditions Steel plate and bar is the largest procurement cost; 100% of raw materials sourced domestically PO - based purchasing with no long - term contracts; volume discounts captured opportunistically TOP 10 CUSTOMERS BY REVENUE ( a) CUSTOMER YEARS 20+ - year customer tenure among top 10 customers SUPPLIER YEARS TOP 10 SUPPLIERS BY PURCHASES ( b) 19+ - year tenure among top suppliers (a) For the trailing twelve months ending August 31, 2025 (b) For the year ending December 31, 2024

Representative Products MCM PRODUCTS AND SOLUTIONS Integrated products and services built around the requirements of electric utilities and their contractors 14 High - performance metal components for power generation, transmission and distribution systems, including substations, transformers, switchgear and power lines Essential to grid expansion and reliability, and required regardless of generation source (fossil, nuclear or renewable) — insulating demand from energy - policy shifts Key products include straps, yokes, fasteners and suspension clamps for high - voltage transmission lines Engineered to utility specifications for corrosion resistance, conductivity and durability in extreme weather Integrated Solutions Machining Fabrication Assembly Kitting IN - HOUSE SERVICES Galvanizing Plating Metallurgical Testing Heat Treating PARTNER SERVICES YOKE PLATES LOAD - BEARING CONNECTORS SUSPENSION CLAMPS SUPPORT FOR SUSPENDING CABLES

EXPANDING OUR CAPABILITIES

Following Broadwind's divestiture of non-core wind assets, MCM adds manufacturing capacity and skilled labor across targeted vertical markets

MCM Adds a 5th Manufacturing Location in Alabama

Cicero, IL

Gearing | 301K SF[a]

Industrial gearing, Gearboxes, Precision machining, Engineering

Pittsburgh, PA

Gearing | 52K SF

Gearbox services, Heat treatment, Aftermarket capabilities

Abilene, TX

Other | 15K SF

Clean fuels manufacturing and testing

Sanford, NC

Industrial Solutions | 134K SF

Supply chain solutions, Light fabrication, Inventory management, Kitting and assembly

Northport, AL

Grid Infrastructure Solutions | 37K SF

Machining, Fabrication, Assembly, Kitting



IL
PA
NC
AL
TX

MCM provides a new market vertical for Broadwind — electrical transmission and distribution infrastructure

Pro forma combined Broadwind-MCM revenue by end market for the year-to-date ended June 30, 2026

	% of Total	Pro forma YTD June 30, 2026
Power Generation	56%	$28M
Transmission & Distribution	14%	$7M
Oil & Gas	11%	$6M
Industrial	8%	$4M
Mining	4%	$2M
Other	7%	$3M

[a] The Gearing leased facility in Cicero, IL will reduce to approximately 197,000 square feet effective December 1, 2026 pursuant to the terms of the facility lease.

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APPENDIX Balance Sheet 16

APPENDIX Income Statement 17

APPENDIX Statement of Cash Flows 18

APPENDIX

GAAP to Non-GAAP Reconciliation

Consolidated	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	2025	2026	2025
(Loss) Income From Continuing Operations	$ (950)	$ 5,191	$ (3,231)	$ 23
Interest Expense	230	662	1,110	1,638
Income Tax Provision	76	28	152	45
Depreciation and Amortization	808	743	2,324	2,210
Share-based Compensation and Other Stock Payments	92	332	758	1,095
Transaction Costs	200	11	937	93
Gain on sale of Manitowoc industrial fabrication operations	-	(8,155)	-	(8,213)
Adjusted EBITDA (Non-GAAP)	$ 456	$ (1,188)	$ 2,050	$ (3,109)

Gearing	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	2025	2026	2025
Income (Loss) From Continuing Operations	$ 80	$ (609)	$ (320)	$ (2,448)
Interest Expense	41	56	137	177
Income Tax (Benefit) Provision	(1)	1	21	8
Depreciation and Amortization	550	537	1,609	1,636
Share-based Compensation and Other Stock Payments	73	111	269	332
Adjusted EBITDA (Non-GAAP)	$ 743	$ 96	$ 1,716	$ (295)

Industrial Solutions	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	2025	2026	2025
Income From Continuing Operations	$ 1,015	$ 266	$ 4,412	$ 782
Interest Expense	187	155	619	404
Income Tax Provision	45	16	172	51
Depreciation and Amortization	89	120	264	348
Share-based Compensation and Other Stock Payments	33	62	154	197
Adjusted EBITDA (Non-GAAP)	$ 1,369	$ 619	$ 5,621	$ 1,782

Corporate and Other	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	2025	2026	2025
(Loss) Income From Continuing Operations	$ (2,045)	$ 5,534	$ (7,323)	$ 1,689
Interest Expense	2	451	354	1,057
Income Tax Expense (Benefit)	32	11	(41)	(14)
Depreciation and Amortization	169	86	451	226
Share-based Compensation and Other Stock Payments	(14)	159	335	566
Transaction Costs	200	11	937	93
Gain on sale of Manitowoc industrial fabrication operations	-	(8,155)	-	(8,213)
Adjusted EBITDA (Non-GAAP)	$ (1,656)	$ (1,903)	$ (5,287)	$ (4,596)

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APPENDIX Segment - Level Data 20

Please contact our investor relations team at BWEN@val - adv.com